UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Broadway, Suite 1401

New York, NY 10036

(Address of principal executive offices)

(332) 208-6102

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 21, 2026, Nuvation Bio Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) at which holders of 389,931,796 shares of the Company’s common stock (consisting of 289,931,796 shares of Class A Common Stock and 1,000,000 shares of Class B Common Stock) were present in person or by proxy, representing 83.6% of the Company’s Class A Common Stock and 100% of the Company’s Class B Common Stock outstanding and entitled to vote as of the record date of March 25, 2026, and constituting a quorum for transaction of business. At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”). The final voting results for each proposal are set forth below.

Proposal No. 1 - Election of Directors.

The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the Company’s 2029 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

CLASS A DIRECTORS:	FOR	WITHHELD	BROKER NON-VOTE
Robert B. Bazemore, Jr.	197,674,280	37,655,082	55,602,434
Robert Mashal, M.D.	216,772,840	18,556,522	55,602,434

CLASS B DIRECTOR:	FOR	WITHHELD	BROKER NON-VOTE
Kim Blickenstaff	1,000,000	0	0

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
290,273,104	413,176	245,516	0

Proposal No. 3 - To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
230,050,644	4,950,024	328,694	55,602,434

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2026	NUVATION BIO INC.

	By:	/s/ Philippe Sauvage
Name: Philippe Sauvage
Title: Chief Financial Officer